UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 06, 2012

Date of Report (Date of earliest event reported)

COMMISSION FILE NUMBER: 000-50760

Beyond Technology Inc.

(Exact name of registrant as specified in its charter)

NEVADA	58-2670972
(State or other jurisdiction	(IRS Employer Identification File Number)
of incorporation)

602 Nan Fung Tower
173 Des Voeux Road Central
Central District, Hong Kong

(Address of Principal Executive Offices)

(+852) 2868 0668

(Registrant's telephone number, including area code)

Sancon Resources Recovery, Inc.

No 2 Yinqing Lu, Songjiang District,

Shanghai, China, 201615

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The following Directors and Officers have resigned voluntarily, and without dissent, from the Board, effective May 21, 2012:

(a) Mr. David Chen, as Director and non executive Chairman

(b) Mr. Jack Chen, as Director and CEO

(c) Mr. Yiu Lo Chung, as Independent Director

(d) Mr. Cong Yuanli, as Independent Director

Effective August 31, 2011, Ms. Amy Lee ceases to serve as the company’s Acting Chief Financial Officer.

The following Directors are elected to the Board, effective May 21, 2012:

(a) Mr. Stephen Tang, as Director

(b) Mr. Francis Bok, as Director

On May 21, 2012, the Board of Directors (the "Board") appointed the following persons to serve in the capacities as officers of the Registrant, as follows:

Chief Executive Officer and President - Mr. Stephen Tang

Chief Financial Officer - Mr. Francis Bok

(1)	Additional Information:

Stephen Tang has served as a Director and Treasurer of Domain Extremes Inc since January 2006. Mr. Tang is the Chairman of Mega Pacific Capital, Inc., a finance and investment consulting firm since 2005. Since 2007, he has also served as the chief operating officer of Viasa Gem Fund Ltd., Pty, a private investment holding company. From 2003 to 2005, Mr. Tang was the director and Chairman of Financial Telecom (USA) Limited (later changed its name to MKA Capital, Inc. then Sancon Resources Recovery Inc). From April 2008 through March 2009, Mr. Tang served as a director of The Hartcourt Companies. Mr. Tang received his Bachelor degree in Business Administration from Hong Kong Baptist University in 1974 and his MBA from the Asian Institute of Management in Manila, Philippines, in 1976.

Francis Bok has served as the President and Chairman of Domain Extremes Inc. since January 2006. In addition, since June 2005, Mr. Bok also serves as chief executive officer of Beyond IVR Limited, an information technology company based in Hong Kong. During 2004, Mr. Bok served as the assistant manager for Kactus Limited, a Hong Kong based mobile content and applications provider. From 2002 until 2004, Mr. Bok was a Manager at Continuous Technologies International Limited in Hong Kong. Mr. Bok received his Bachelor in Mathematics in 1993 from the University of Waterloo, Canada, a Master of Science in 1997 from the University of Hong Kong, and an MBA in 2000 from the City University of Hong Kong.

Other Directorships: None

Family Relationships: None

Related Transactions: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sancon Resources Recovery, Inc.
(REGISTRANT)

Date: August 6, 2012

	By:	/s/ Stephen Tang
Stephen Tang
Chief Executive Officer